Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	10,393.64
Total Transaction Valuation	67,888,790.49
Total Offset Amount	0
Net Fee	$ 10,393.64